UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

HORIZON LINES, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-32627	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 West Tyvola Road, Suite 530, Coliseum 3

Charlotte, NC 28217

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 1 to Agreement and Plan of Merger

On February 13, 2015, Horizon Lines, Inc. (the “Company”) entered into Amendment No. 1 to Agreement and Plan of Merger (“Amendment No. 1”) with Matson Navigation Company, Inc. (“Matson”), a wholly-owned subsidiary of Matson, Inc., and Hogan Acquisition Inc., a wholly-owned subsidiary of Matson (“Merger Sub”). Pursuant to Amendment No. 1, the parties have agreed to reduce the termination fee payable by the Company to Matson under certain circumstances pursuant to Section 7.3(a) of the Agreement and Plan of Merger, dated as of November 11, 2014, by and among the Company, Matson and Merger Sub (the “Merger Agreement”) from $17,149,600 to $9,500,000.

Other than as expressly modified pursuant to Amendment No. 1, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on November 13, 2014, remains in full force and effect as originally executed on November 11, 2014.

The foregoing description of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 attached hereto as Exhibit 2.1, which is incorporated herein by reference.

Memorandum of Understanding

As previously disclosed, on November 11, 2014, the Company and Matson entered into the Merger Agreement, pursuant to which Matson agreed to acquire, through Merger Sub, all of the outstanding shares of the Company’s common stock in exchange for the right to receive cash in the amount of $0.72 per share. As previously disclosed, on November 11, 2014, the Company has also entered into a Contribution, Assumption and Purchase Agreement (the “Purchase Agreement”) with The Pasha Group pursuant to which The Pasha Group will acquire, through its subsidiary SR Holdings LLC, the Hawaii operations of the Company via an asset sale in exchange for $141,500,000 (“Hawaii Operations Sale”). On January 28, 2015, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) describing the Merger and the Hawaii Operations Sale with the SEC.

As previously disclosed in the Company’s Definitive Proxy Statement, three putative class actions were filed in connection with the Merger in the Delaware Court of Chancery (the “Court”): (a) Joshua Loken v. Horizon Lines, Inc., et al., C.A. No. 10399-VCL (filed on or around November 25, 2014) (the “Loken Action”); (b) J. Cola, Inc. v. Horizon Lines, Inc., C.A. No. 10412-VCL (filed on or around December 1, 2014) (the “Cola Action”); (c) Finn Kristiansen v. Jeffrey A. Brodsky, et al., C.A. No. 10418-VCL (filed on or around December 2, 2014) (the “Kristiansen Action”). On or around January 29, 2015, a fourth putative class action was filed in the Court: Frederick Schwartz v. Jeffrey A. Brodsky, et al., C.A. No. 10594-VCL (the “Schwartz Action”).

On February 5, 2015, the Court consolidated the Loken, Cola, Kristiansen, and Schwartz Actions (the “Consolidated Action”). On February 13, 2015, the defendants and the plaintiffs in the Consolidated Action reached an agreement in principle, subject to the court’s approval (the “Memorandum of Understanding”), providing for the settlement and dismissal, with prejudice, of the Consolidated Action.

Pursuant to such Memorandum of Understanding, the Company agreed to make certain supplemental disclosures to the Company’s stockholders through a supplement to the Company’s Definitive Proxy Statement (the “supplement”) and the Company and Matson agreed to amend the Merger Agreement in order to reduce the amount of the termination fee payable by the Company to Matson under certain circumstances pursuant to Section 7.3(a) of the Merger Agreement from $17,149,600 to $9,500,000. On February 13, 2015, the Company, Matson and Merger Sub entered into Amendment No. 1, as described above.

The Company and its Board of Directors believe that the claims in the Actions are entirely without merit and, in the event the settlement does not resolve them, intend to contest them vigorously.

The settlement will not affect the merger consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the special meeting of stockholders of the Company scheduled for February 25, 2015 at 10:00 a.m., local time, at 601 Lexington Avenue, 50th Floor, New York, New York 10022, to consider and to vote upon a proposal to adopt the Merger Agreement, among other things.

A copy of the supplement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The foregoing description of the settlement of the Consolidated Action is qualified in its entirety by reference to the summary thereof set forth in the supplement.

A copy of the press release issued by the Company on February 13, 2015 is attached as Exhibit 99.2 to this Current Form on Form 8-K and is incorporated herein by reference.

SAFE HARBOR STATEMENT/FORWARD LOOKING STATEMENTS

This report may contain predictions, estimates and other information that constitute “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could,” “should,” “may,” and similar expressions or phrases identify forward-looking statements. These statements include, but are not limited to, any statement about the expected timing, completion and effects of the proposed merger between the Company and Matson or the proposed sale of the Company’s Hawaii business to Pasha.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

Factors that may cause actual results to differ from expected results include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements with Matson or Pasha; the risk that our stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals for the merger or the sale of the Hawaii business may not be obtained or may be obtained subject to conditions that are not anticipated; risks that either Matson or Pasha may not have sufficient funds to consummate their respective transactions with us; risks that our business may suffer as a result of uncertainties surrounding the proposed transactions; litigation or other legal proceedings relating to the proposed transactions or our plans; unexpected costs, charges or expenses resulting from the proposed transactions; response by activist shareholders to the proposed transactions; risks related to the disruption of management time from ongoing business operations due to the proposed transactions; the effect of the announcement of the proposed transactions and our plans, including impact on the Company’s relationships with customers, suppliers, regulators, and employees; other risks to the consummation of the transactions, including the risk that the transactions will not be consummated within the expected time period or at all; operational and other complications that may arise affecting the implementation of our plans and business objectives; unfavorable economic conditions in the markets we serve; changes in laws or regulations; and other risks and uncertainties described in the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 22, 2013, as filed with the SEC on March 21, 2014.

The factors described above are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences or effects. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, even if experience or future developments make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law.

Additional Information and Where to Find It

In connection with the Merger, the Company has filed the Definitive Proxy Statement (as supplemented by the proxy supplement filed as Exhibit 99.1) with the SEC and mailed it to its stockholders. Company stockholders are urged to read the preliminary proxy statement and the Definitive Proxy Statement because they contain, or will contain, important information about the Company, Matson, the proposed merger with Matson and related matters. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. The Definitive Proxy Statement and other relevant materials relating to the proposed Merger, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (http://www.horizonlines.com) or by writing to our Secretary at 2550 West Tyvola Road, Coliseum 3, Suite 530, Charlotte, NC 28217.

Participants in the Solicitation

This report is neither a solicitation of proxy, an offer to purchase nor a solicitation of an offer to sell shares of the Company. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company Common Stock is set forth in the Definitive Proxy Statement filed with the SEC on January 28, 2015. The Definitive Proxy Statement also contains additional information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 13, 2015, by and among Matson Navigation Company, Inc., Hogan Acquisition Inc. and Horizon Lines, Inc.

99.1	Proxy Statement Supplement, dated February 17, 2015.

99.2	Press Release issued by the Company on February 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.

Date: February 17, 2015	By:	/s/ Michael T. Avara
Michael T. Avara,
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 13, 2015, by and among Matson Navigation Company, Inc., Hogan Acquisition Inc. and Horizon Lines, Inc.

99.1	Proxy Statement Supplement, dated February 17, 2015.

99.2	Press Release issued by the Company on February 13, 2015.

7